EXHIBIT 10.13
            Missouri Department of Corrections Letter of Acceptance
            -------------------------------------------------------


Missouri                                                 Mel Carnahan, Governor
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DEPARTMENT OF CORRECTIONS                       Dora B. Schriro, Ed.D., Director
Division of Offender Rehabilitative Services

Medical/Substance Abuse Services/          MO Vocational Enterprises
    Education/mental Health                2715 Plaza Drive
2729 Plaza Drive                           P.O. Box 236
P.O. Box 236                               Jefferson City, Missouri 65102
Jefferson City, Missouri 65102             573-751-6663 800-392-8486
573-751-2389 TDD Available                 573-751-9197 (Fax) 800-347-7541 (TDD)
5737-526-8156

                                             February 24, 1997

Mr. Jerry Sunderland, President
Avalon Community Services, Inc.
13401 Railway Drive
Oklahoma City, Oklahoma 73114

Dear Mr. Sunderland:

Congratulations! You have been awarded a contract for Substance Abuse Services in the Therapeutic Community for the Ozark Correctional Center in response to the Request for Proposal CDA411-9002. A copy of the Notice of Award is enclosed. Please note your contract number CDA411-9002 at the bottom of the award notice.

Thank you for your interest in serving the needs of the State of Missouri.

If you have any questions, please contact Mr. Jim Estey, at 573/751-4942, with the Division of Alcohol and Drug Abuse.

                                            Sincerely,


                                            R. Dale Riley, Director
                                            Divison of Offender Rehabilitative
                                              Services
RDR/tmp
Attachment
c:       Dora B.  Schriro
         George Lombardi
         Virgil Lansdown
         Gary Campbell
         Jim Estey
         J.  Scott Johnston
         File

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                              REQUEST FOR PROPOSAL
                      Missouri Department of Mental Health
                       Division of Alcohol and Drug Abuse
                              1706 East Elm Street
                                  P.O. Box 687
                            Jefferson City, MO 65102
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                         Proposals Must Be Received at:

                        THE ABOVE ADDRESS NO LATER THAN

                      2:00  p.m.,  Friday,  December  20,  1996 For  Information
                Pertaining to this RFP Contact:
                         Jim Estey, Program Specialist
                           Telephone: (573) 751-4942
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                                RFP CDA411-9002

                        SUBSTANCE ABUSE SERVICES IN THE
                           THERAPEUTIC COMMUNITY FOR
                            OZARK CORRECTION CENTER
                              Southwestern Region

              Contract Period: Date of Award through June 30, 1997

                        Date of Issue: November 1, 1996
                  Page 1 of 26 Plus Exhibit A and Attachments
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                        Services to be Purchased by the

                          DEPARTMENT OF MENTAL HEALTH
                       DIVISION OF ALCOHOL AND DRUG ABUSE
                       FOR THE DEPARTMENT OF CORRECTIONS
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                             PRE-PROPOSAL CONFERENCE

The pre-proposal conference regarding this RFP will be held on Wednesday, November 13, 1996, at 1:00 p.m. at the Correctional Center, Rt. 2, Box 1-P, Fordland, MO 65652. A tour of the facility will be offered following the pre-proposal meeteing. Attendance is not required to submit a proposal. However, all offerors are encouraged to attend since additional information related to the RFP will be discussed in detail.

The offeror MUST complete and attach the sticker provided on tohe cover page of this RFP to the outside of the envelope in which his/her proposal is returned to the Department. The seal is nencessarya for identification as a proposal. Additional copies of the RFP are available by contacting the above number.

We hereby agree to provide the services and/or items, at the price quoted, pursuant to the requirements of this document and further agree that when this document is countersigned by an authorized official of the Missouri Department of Corrections, a binding contract, as defined here, SHALL exist.

   Name:  Avalon Community Services, Inc.
   Mailing Address:  13401 Railway Drive
   City, State Zip:   Oklahoma City, OK  73114
   Telephone:   (405) 752-8802              State Vendor Number:   6277331



Authorized Signature:   \Jerry Sunderland                        12/18/96
                     --------------------------------          -------------
                                                               Proposal Date

Jerry Sunderland, President
------------------------------------------
Authorized Signer's Printed Name and Title





NOTICE OF AWARD:
This proposal is accepted by the Department of Correcctions as follows:

\Jim A.  Estey      2/19/97                  \R.  Dale Riley         2/19/97
----------------------------------           ----------------------------------
Director, Division of Institutions           Director, Dept.  Of Corrections



STATE OF MISSOURI
DEPARTMENT OF MENTAL HEALTH
CONTRACT AMENDMENT                                          ADMENDMENT #1

CONTRACT NO:  CDA4119002                                  VENDOR NUMBER: 6277331

The contract entered into on July 1, 1997 between Avalon Community Services, Inc. and the Department of Mental Health is hereby amended as follows:

The Department of Mental Health hereby exercises its option to extend the above referenced contract to June 30, 1998. All other terms and conditions remain unchanged.

THIS IS AN AMENDMENT TO YOUR AWARDED CONTRACTUAL AGREEMENT. PLEASE SIGN, DATE AND RETURN TO:
     DEPARTMENT OF MENTAL HEALTH
     OFFICE OF ADMINISTRATION - CONTRACTS
     P.O. BOX 687
     JEFFERSON CITY, MO  65102

This amendment shall be effective on July 1, 1997. In witness thereof, the parties hereto execute this agreement.

CONTRACTOR'S NAME:  Avalon Community Services, Inc.
AUTHORIZED SIGNATURE:  \Jerry Sunderland
TITLE:  \President
DATE:  \8-18-97

STATE AGENCY'S NAME:  DEPARTMENT OF MENTAL HEALTH
AUTHORIZED SIGNATURE:
TITLE:  Deputy Director, Administration